UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2002


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


     MARYLAND                        1-11903                   72-2648842
(State or other jurisdiction    (Commission File             (IRS Employer
of incorporation)                     Number)             Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 295-1000

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ITEM 5.  OTHER EVENTS

On January 30, 2002, Meristar Hospitality Corporation issued the press release attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit Number                  Title
--------------                  -----

     99.1 Press Release of Meristar Hospitality Corporation dated January 30, 2002.





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                                                                          Page 3



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 31, 2002


                                   MERISTAR HOSPITALITY CORPORATION



                                   By: /s/ Christopher L. Bennett
                                       ----------------------------------------
                                       Christopher L. Bennett
                                       Senior Vice President and General Counsel